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                                                                   EXHIBIT 10.12

                         AMENDMENT NUMBER ONE TO THE
                           GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, the Company wishes to use a look back year for purposes of determining highly compensated employees; and

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Section 6.06(b) is deleted in its entirety, and a new Section 6.06(b) is substituted in lieu thereof, as follows:

         "6.06(b)  Account Balance as of December 31, 1993.  Prior to the
                 Effective Date, a Participant's Account (other than his Matching Employer Contribution Account) was invested in the fixed income fund. During the 1994 Plan Year and during the period beginning January 1, 1995 and ending August 31, 1995, a Participant may direct the Committee to transfer up to 25% of his pre-1994 Account that was invested in the fixed income fund to any of the other available Investment Funds.
                 Beginning September 1, 1995, a Participant may direct the Committee to transfer any whole percent of his pre-1994 Account that was invested in the fixed income fund to any of the other available Investment Funds."


                                      2.

         Section 13.02 is deleted in its entirety, and a new Section 13.02 is substituted in lieu thereof, as follows:

         "13.02  Highly Compensated Employees.

                 (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                          (1)     is a 5 Percent Owner;






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                          (2)     receives Compensation in excess of $75,000;

                          (3) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

                          (4)     is an Includable Officer.

                          The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

                 (b) Determination Year. An Employee is a Highly Compensated Employee if during a Determination Year the Employee:

                          (1)     is a 5 Percent Owner; or

                          (2) is one of the 100 Employees who receives the most Compensation from the Employer during the Determination Year and during the Determination Year (A) receives Compensation in excess of $75,000; (B) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or (C) is an Includable Officer.

                          The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

                 (c)      Election to Use Simplified Method.

                          (1) If elected by the Committee (which election may change from year to year), an Employee's status as a Highly Compensated Employee shall be determined pursuant to the simplified method described in Code Section 401(q)(12).

                          (2) If the Committee elects to use the simplified method for the Look Back Year, an Employee's status during the Look Back Year shall be determined by substituting "$50,000" for "$75,000" in subsection (a)(2) and by ignoring the provisions of subsection (a)(3).

                          (3) If the Committee elects to use the simplified method for the Determination Year, an Employee's status for the Determination Year shall be determined by substituting "$50,000" for "$75,000" in subsection (b)(2)(A) and by ignoring the provisions of subsection
                                  (b)(2)(B).

                          (4) The Committee may make separate elections for both Look Back Year and for the Determination Year.




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                          (5)     The simplified method may not be elected for
                                  a given year unless (i) at all times during such year the Employer maintained significant business activities and employed Employees in at least two significantly separate geographic areas and (ii) the Employer satisfies all other conditions prescribed by the Secretary of the Treasury or his delegate as a prerequisite for electing the simplified method."

                                       3.

         Paragraph 1 of this Amendment shall be effective September 1, 1995. Paragraph 2 of this Amendment shall be effective January 1, 1995. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the dates indicated above.

                                        GENUINE PARTS COMPANY


                                        By: /s/ George W. Kalafut
                                           -----------------------------
                                        Date: September 28, 1995
                                             ---------------------------

Attest: /s/ Frank M. Howard
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